Dated the [1st day of January 2022]

日期：2022年1月1日

金溪县安卓物流有限公司

Jinxi Anzhuo Logistics Ltd. Co.

TO

至

抚州佳斌现代物流园有限公司

Fuzhou Jiabin Modern Logistics Park Limited,

______________________________________________

LOAN AGREEMENT

贷款协议

_____________________________________________

THIS LOAN AGREEMENT is made [1st day of January 2022]

本贷款协议于2022年1月1日在以下双方之间签订的：

BETWEEN

之间

1.Fuzhou Jiabin Modern Logistics Park Limited, (91361027MA364RDT3P), a company incorporated in the People Republic of China (“PRC”) whose registered office is at Xiaxiaoyuan Photovoltaic Industrial Park, Industrial Zone, Jinxi, Fuzhou, Jiangxi (“Fuzhou Jiabin”) (“the Lender”)of the first part;

抚州佳斌现代物流园有限公司（91361027MA364RDT3P），一家在中华人民共和国（“中国”）注册成立的公司，其注册办事处在第一部分的江西省抚州市金溪县工业园区下肖原光伏产业园（“抚州佳斌”）（“贷款人”）；

2.Jinxi Anzhuo Logistics Ltd. Co. (91361027MA365HBU7P), a company incorporated in PRC whose registered office is at 2nd Floor, Building 8, Factory of Small and Medium Enterprise Incubation Park, Jinxi, Fuzhou, Jiangxi (“Anzhuo”) (“the Borrower”) of the Second part.

金溪县安卓物流有限公司 (91361027MA365HBU7P)，一家在中国注册成立的公司，其注册办事处设在江西省抚州市金溪县工业园区中小企业创业孵化基地厂房第8栋第2层（“安卓”）（“借款人”）。

WHEREAS :

而：

(1)The Borrower has applied to the Lender for the grant of a loan with maximum amount of RMB 41,000,000 (“the Loan”).

借款人已向贷款人申请发放一笔最高金额为人民币4100万元的贷款（“贷款”）。

(2)The Lender agrees to grant the Loan to the Borrower subject to the terms and conditions hereinafter mentioned.

贷款人同意按照以下所述的条款和条件向借款人授予贷款。

NOW IT IS AGREED as follows: -

现协议如下：

1.The Loan 贷款

The Lender hereby agrees to grant the Loan, in the principal sum as set out in the First Schedule (“Principal Amount”), to the Borrower upon the terms and conditions set out herein.

贷款人在此同意根据本协议规定的条款和条件，以附表1中规定的本金（“本金金额”）发放贷款。

2.Terms of Repayment还款条款

The Borrower shall repay and/ or settle the full amount of the Loan and Interest thereon, as well as Overdue Interest and other charges, if any, in accordance with the terms hereof and all the Schedule(s) attached hereto.

借款人应根据本协议条款和所附的所有附表，偿还和/或结算全部贷款和利息，以及逾期利息和其他费用。

3.Interest利息

Interest is calculated start from the date of amount draw down from Fuzhou Jiabin and the interest shall accrue on the outstanding loan balance at a fixed rate mentioned in the First Schedule hereto on the basis of daily rests (“Interest”).

利息从抚州佳斌提取金额之日起计算，未偿贷款余额的固定利率（“利息”）。

4.Representations and Warranties声明和保证

The Borrower represents and warrants that : -

借款人声明并保证：

a.he is not in breach of or in default under any agreement to which he is a party or which is binding on him or any of his assets to an extent or in a manner which might have any adverse effect on his financial condition;

他没有违反或违反任何协议的当事人或绑定的任何他或资产的程度或任何不利影响他的财务状况；

b.he has full power to enter into and perform his obligations under this Agreement and the related security documents and to incur the liabilities and indebtedness hereby created and / or contemplated;

他有充分的权力签订并履行其在本协议及相关担保文件项下的义务，并承担由此产生和/或预期的负债和债务；

c.execution of this Agreement and the related security documents do not and will not constitute an Event of Default or breach of any existing law or regulation or of the terms of any charge, contract, undertaking or restriction binding on him;

本协议及相关担保文件的签署不构成也不会构成违约事件或违反任何现有法律或法规，或对其具有约束力的任何指控、合同、承诺或限制条款；

d.no event has occurred which constitutes (or with the giving of notice or lapse of time or both would constitute) any one of the Events of Default;

未发生任何构成（或发出通知或延时，或两者均将构成）任何违约事件的事件；

e.no litigation, arbitration or proceeding is taking place, pending, or to his knowledge, threatened against him or any of his assets which may have an adverse effect on his financial condition;

未发生、未决或其所知对其或任何可能对其财务状况产生不利影响的诉讼、仲裁或程序；

f.all the indebtednesses, liabilities and / or contingent liabilities which he has have already been declared in full in writing to the Lender and such declaration and disclosure are true, complete and accurate in all respects;

已以书面形式向贷款人全部申报的所有债务、负债和/或或有负债，且该声明和披露在各方面都是真实、完整和准确的；

g.all of the information supplied by him to the Lender in connection herewith is true, complete and accurate in all aspects and he is not aware of any facts or circumstances that have not been disclosed to the Lender and which might, if disclosed, adversely affect the decision of any person considering whether or not to provide the Loan to the Borrower.

他向贷款人提供的所有信息在所有方面都是真实、完整和准确的，他不知道任何未向贷款人披露的事实或情况，如果被披露，可能会对任何人考虑是否向借款人提供贷款的决定产生不利影响。

5.Events of Default违约事件

The Borrower agrees and acknowledges that the Lender shall have the right to demand immediate repayment by the Borrower of all the outstanding amount of the Loan, together with Interest accrued thereon and all Overdue Interest and charges, if any, upon the happening of any of the following events (“Events of Default”) : -

借款人同意并承认，贷款人有权要求借款人立即偿还所有未偿还的贷款金额，以及应计利息和所有逾期利息和费用（“违约事件”）：

a.the non-payment when due of the Loan, Interest, Overdue Interest or charges, if any, or any other monies due hereunder; or

到期未付的贷款、利息、逾期利息或费用，或本协议项下到期的任何其他款项；或

b.any petition or order for bankruptcy against the Borrower is issued; or

发出任何针对借款人的破产申请或命令；或

c.if any of the representations, warranties, undertakings or statements made by the Borrower in this Agreement (including but not limited to Clause 4(f) above), or any related security document, is not complied with or is found to have been incomplete or incorrect in any respect; or

如果借款人在本协议中（包括但不限于上述第4(f)条）中的任何陈述、保证、承诺或声明未得到遵守，或被发现在任何方面不完整或不正确；或

d.any other situation which in the opinion of the Lender may affect the ability of the Borrower to perform his obligations hereunder; or

贷款人认为可能影响借款人履行本协议项下义务的任何其他情况；或

e.any default, breach, non-compliance or non-observance of any of the provisions of this Agreement, and / or the related security documents; or

任何违约、违反、不遵守或不遵守本协议和/或相关担保文件的任何规定；或

f.any of the provisions of this Agreement or the related security documents having been breached or rendered unlawful, unenforceable or jeopardized in its force, effect or validity in any way; or

本协议的任何条款或相关担保文件的效力、效力或有效性非法、不可执行或损害；或

g.any relevant party to any related security document fails duly to perform or comply with in any respect which is, in the opinion of the Lender, material, any obligations expressed to be assumed by it in the related security document and such failure is not remedied after the Lender has given notice thereof; or

任何相关担保文件的任何相关方未能正式履行或遵守贷款人认为相关担保文件中规定的任何实质性义务，且在贷款人发出通知后不予补救；或

h.the Borrower is unable to pay his debts as they fall due, or commences negotiations with any one or more of his creditors or makes a general assignment for the benefit of or a composition with his creditors; without prejudice to the generality of the foregoing, such inability includes but is not limited to any default by the Borrower in the payment of any of his indebtedness due to any party (whether the Lender or otherwise) for 30 days or more from the due date; or

借款人无法偿还到期债务，或无法与任何一个或多个债权人开始谈判，或为债权人的利益或组成作出一般转让；在不影响上述一般性的前提下，此种无力包括但不限于借款人在到期后30天或以上时间内拖欠欠任何一方（无论贷款人或其他方）的债务；或

i.the Borrower commits an act of bankruptcy or has a receiving order made against him or makes any arrangement with his creditors or makes any assignment for the benefit of such creditors or (being a limited company) passes or convenes a meeting to pass a resolution for the winding-up, or a petition for winding-up is presented against it, or a receiver of his / its undertaking or assets or any part thereof is appointed, or if he / it ceases or threatens to cease to carry on his / its business or transfers or disposes of all or substantially all of his / its assets without the Lender’s consent, or if distress or execution is levied or threatened upon any of the Borrower’s property or if any judgment against the Borrower remains unsatisfied for more than fourteen days, PROVIDED that it is hereby expressly declared that the above events only constitute a non-exhaustive list and that this clause shall extend to any proceedings or actions in any jurisdiction whatsoever which could be included in the above list as being ejusdem generis with the proceedings / actions specifically referred to therein; or

借款人存在破产行为，或对其发出接收令，或与其债权人作出任何安排，或为债权人的利益作出任何转让，或（作为有限公司）通过或召开会议通过清盘决议，或提出清盘申请，或指定其事业或资产或其任何部分的接管人，或未经贷款人同意停止或威胁停止继续其业务，或转让或处置其全部或实质全部资产，或如果对借款人的任何财产被征收或威胁受到扣押或执行，或如果对借款人的任何判决仍未得到满足超过14天，但特此明确声明，上述事件仅构成非详尽清单，本条款应适用于任何司法管辖区的诉讼程序/行动的诉讼；或

j.any relevant party to the related security document repudiates any security document or does or cause to be done any act or thing evidencing an intention to repudiate any security document; or

相关担保文件的任何相关方拒绝接受任何担保文件，或已做出或安排做出任何证明有意拒绝接受任何担保文件的行为或事情；或

k.any legal action, court or arbitration proceeding has been taken out against the Borrower whether in Hong Kong or elsewhere; or

在香港或其他地方对借款人采取任何法律行动、法院或仲裁程序；或

l.where the debts owed by the Borrower to others (including but not limited to the Lender), at the time the Lender approved the Borrower’s application for the Loan were equal to or exceeded 12 times the Borrower’s income as proved to the Lender for the purpose of the Lender’s vetting and/or approving the Borrower’s application for the Loan, if the Borrower, within the first half of the term/tenor of the Loan, applies for and/or obtains from any party, other than the Lender, any new credit facilities other than the Loan and/or reinstates or reuses the credit facilities which had originally been satisfied from the proceeds from the Loan.

如果借款人对他人的债务（包括但不限于贷款人），在贷款人批准借款人的贷款申请时等于或超过向贷款人证明的借款人收入的12倍的贷款申请，如果借款人在贷款期限/期限的前半部分内向贷款人以外的任何一方申请，除贷款以外的任何新的信贷安排和/或恢复或重复使用最初从贷款收益中得到满足的信贷安排。

6.Communications交流

6.1All notices, request, demands and other communications required to be made or given under the terms of this Agreement or in connection herewith shall be given or made to or upon the parties in writing by hand or by mail and shall be addressed to the appropriate party at the address set out in this Agreement or to such other address as such party may from time to time notify to the other parties in writing.

根据本协议条款或与本协议有关的所有通知、请求、要求和其他通信，均应通过手工或邮件书面通知双方，并应送达本协议规定的相应地址，或该方不时书面通知其他方的其他地址。

6.2Any notice, request, demand or other communication given or made hereunder shall be deemed to have been received forty eight (48) hours after the mailing thereof, and in the case of telex, facsimile or cable one business day after the date of dispatch thereof.

根据本协议发出或作出的任何通知、请求、要求或其他通信应视为在邮寄后四十八（48）小时收到，如果是电传、传真或电报，则在发货日期后一个工作日收到。

7.No Waiver无豁免权

No time allowed or indulgence granted by any party to the other in respect of the performance of any of the terms of this Agreement shall constitute a waiver of the same unless such obligation is expressly waived in writing by the party entitled to enforce it and no waiver of any obligation of any party under this Agreement shall prevent the subsequent enforcement of the relative provision in respect of any subsequent event or the enforcement of any of the other terms of this Agreement.

任何一方履行本协议任何条款的时间或宽容不构成对该条款的放弃，除非有权执行该协议的一方以书面形式明确放弃该义务，且任何一方放弃本协议项下的任何义务均不阻止任何后续事件的相关条款或本协议任何其他条

款的执行。

8.Severability可分割性

Any provision of this Agreement prohibited by or rendered unlawful or unenforceable under any applicable law actually applied by any court of competent jurisdiction shall, to the extent required by such law, be severed from this Agreement and rendered ineffective so far as is possible without modifying the remaining provisions of this Agreement.  Where, however, the provisions of any such applicable law may be waived, they are hereby waived by the parties hereto to the full extent permitted by such law to the end that this Agreement shall be a valid and binding agreement enforceable in accordance with its terms.

本协议的任何条款禁止或呈现非法或不可执行的任何适用法律适用法院的管辖权，在法律要求的程度上，从本协议，呈现无效尽可能不修改本协议的剩余条款。然而，如果任何此类适用法律的规定可能被放弃，则双方特此在该法律允许的全部范围内放弃这些规定，直至本协议根据其条款成为有效的、有约束力的协议。

9.Amendment修改

This Agreement shall not be amended, supplemented or modified except by written instrument signed by the parties hereto or their respective duly authorized representatives.

除本协议双方或其各自经正式授权的代表签署的书面文件外，本协议不得进行修改、补充或修改。

10.Assignments分配

10.1The Borrower shall not be entitled to assign or transfer all or any of his rights, benefits, obligations and liabilities hereunder.

借款人无权转让或转让其在本协议项下的全部或任何权利、利益、义务和责任。

10.2The Lender may at any time assign or transfer all or any of its rights, benefits and obligations hereunder, and the Borrower agrees to execute such documents and do all such acts and things as the Lender may require to give full effect to such assignments or transfers.

贷款人可随时转让或转让其在本协议项下的所有或任何权利、利益和义务，借款人同意签署该等文件，并执行贷款人可能要求的所有行为和事项，以充分实施该等转让或转让。

11.Borrower’s liability for costs and expenses借款人的成本和费用的责任

The Borrower shall (with the object and intention of affording to the Lender a full indemnity for all amounts actually disbursed or incurred by the Lender pursuant to the terms hereof) pay or reimburse to the Lender, on demand :

借款人应（以支付贷款人实际支付或发生的全部款项的目的）根据要求向贷款人支付或偿还：

(a) all costs, charges and expenses incurred and all payments made by the    Lender in the lawful exercise of the powers hereby conferred upon it (together with all remuneration payable to the Lender); and

贷款人在合法行使此处授予其的权力时发生的所有费用和费用以及支付的所有款项（连同应支付给贷款人的所有报酬）；和

(b)all reasonable expenses (including legal expenses on an indemnity basis and any charges by the debt collection agents retained by the Lender) incurred by the Lender in suing for or recovering or attempting to recover any sum due from the Borrower to the Lender hereunder or in connection with the protection or enforcement of the Lender’s rights or interests hereunder.

贷款人在起诉或追回或试图向贷款方支付的任何款项或与保护或执行相关而发生的所有合理费用（包括法律费用和贷款人保留的债务催收代理收取的任何费用）。

12.Overdue Interest逾期利息

If default is made in the payment upon the due date of any sum payable to the Lender hereunder, whether in respect of principal or interest, the Lender is entitled to charge the Borrower overdue interest at the rate of 10% p.a. calculated at simple interest rate upon such sum from the date of default until actual payment.

如果在本协议项下的任何应付款项的到期日违约，无论是本金还是利息，贷款人有权按10%年利率的利率向借款人收取逾期利息。自违约之日起至实际付款为止，按简单利率计算。

13.Joint and Several Liability连带责任

Where the Borrower comprises two or more persons (whether or not partners), any liability arising hereunder of the Borrower shall be the joint and several liability of each and every person comprising the Borrower and none of such persons comprising the Borrower shall be entitled to any of the rights or remedies of a guarantor as regards the moneys and liabilities of any other such persons.

如果借款人由两名或两名以上人员（无论是否为合伙人）组成，借款人在本协议项下产生的任何责任应由借款人组成的每个人承担连带责任，而由借款人组成的任何人员均无权享有担保人关于其金钱和责任的任何权利或救济。

14.Interpretation解释

In this Agreement, the singular includes the plural and vice versa and one gender includes every other gender.

在本协议中，单数包括复数，反之亦然，一种性别包括其他性别。

15.Entire Agreement整个协议

This Agreement supersedes all previous agreements, express or implied, whether oral or in writing or between the parties hereto provided however that all the Schedule(s) hereto also form(s) part and parcel of this Agreement.

本协议取代之前双方口头或书面或本协议之间的所有明示或默示协议，但本协议的所有附表也构成本协议的重要组成部分。

16.Governing Law适用法律

This Agreement was negotiated and completed in the People's Republic of China (“PRC”) and shall be governed by and construed in accordance with the laws of the PRC and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the courts of PRC.

本协议在中华人民共和国（“中华人民共和国”）协商完成，受中华人民共和国法律管辖并按照其法律解释，双方特此不可撤销地服从中华人民共和国法院的非排他性管辖权。

AS WITNESS the hands of the parties the day and year first above written.

作为上述日期和当事人的见证。

FIRST SCHEUDLE

首要清单

(a)Name and address of the Lender贷款人的名称和地址

抚州佳斌现代物流园有限公司, 江西省抚州市金溪县工业园区下肖原光伏产业园

(b)Name and address of the Borrower借款人的姓名和地址

金溪县安卓物流有限公司, 江西省抚州市金溪县工业园区中小企业创业孵化基地厂房第8栋第2层

(c)The maximum amount of the principal of the Loan贷款本金的最高金额

Renminbi Forty One Million Only.

人民币4100万元整。

(RMB41,000,000)

(e)Date of making of the Agreement本协议的签订日期

1st day of January 2022

2022年1月1日

(f)Date of making of the Loan贷款的发放日期

During the year 2022.

在2022年期间。

(g)Terms of repayment of the Loan贷款的偿还条件

Principal and Interest shall be settled on or before 31 December 2023.

本息应在2023年12月31日或之前结算。

(h)Interest rate利率

3.70% p.a.

年收益率3.70%。

SIGNED by the BORROWER借款人签字

金溪县安卓物流有限公司Jinxi Anzhuo Logistics Ltd. Co.  ) stamp

in the presence of在场 : -/s/ Yunhui Xu)

SIGNED by the LENDER贷款人签字

抚州佳斌现代物流园有限公司Fuzhou Jiabin Modern Logistics Park Limited  ) stamp in the presence of在场 : -/s/ Sufang Gong)